1933 Act File No. 33-47641
                                              1940 Act File No. 811-6650

                        SECURITIES & EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                     Post-Effective Amendment No. 6               [X]

                                      And

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                  OF 1940                         [X]

                              AMENDMENT No. 6                     [X]

                        LORD ABBETT RESEARCH FUND, INC.
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                 Kenneth B. Cutler, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     immediately on filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485

 X   60 days after filing pursuant to paragraph (a) (1) of Rule 485 on (date) pursuant to paragraph (a) (1) of Rule 485

     75 days after filing pursuant to paragraph (a) (2) of Rule 485 on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 6 (the "Amendment") to the Registrant's Registration Statement relates to Large - Cap Series (formerly Series 1) of the Registrant.

         The other series of shares of the Registrant is listed below and is offered by the Prospectus in Part A of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following is a separate series of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus contained in the prior Post-Effective Amendment, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                                    Post-Effective
Lord Abbett Mid-Cap Research Fund                   Amendment No. 5



                        LORD ABBETT RESEARCH FUND, INC.
                                   FORM N-1A
                             Cross Reference Sheet
                         Post-Effective Amendment No. 6
                            Pursuant to Rule 481(b)

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information
----------                     --------------------------------------

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a) (b) (c)                  Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5 A                            Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
7 (a)                          Back Cover Page
7 (b) (c) (d)
  (e) (f)                      Purchases
8 (a) (b) (c)
  (d)                          Redemptions
9                              N/A
10                             Cover Page

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information
----------                     ------------------------------------

11                             Cover Page - Table of Contents
12                             N/A
13 (a) (b) (c)
    (d)                        Investment Objective and Policies
14                             Trustees and Officers
15 (a) (b)                     N/A
15 (c)                         Trustees and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Trustees and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
    (g)                        N/A

16 (f)                         Purchases, Redemptions
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services
16 (i)                         N/A
17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)                         Portfolio Transactions
17 (d)                         Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services; Notes
                               to Financial Statements
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                             Financial Statements; Supplementary
                               Financial Information

LORD ABBETT RESEARCH FUND, INC.
THE GENERAL MOTORS BUILDING

767 FIFTH AVENUE
NEW YORK, NY 10153-0203

800-426-1130

LARGE-CAP SERIES (THE SERIES OR WE) IS A DIVERSIFIED SEPARATE SERIES OF LORD ABBETT RESEARCH FUND, INC. (THE FUND) AN OPEN-END MANAGEMENT INVESTMENT COMPANY INCORPORATED IN MARYLAND ON APRIL 6, 1992. THE FUND CURRENTLY CONSISTS OF TWO SERIES. ONLY SHARES OF THE SERIES ARE BEING OFFERED IN THIS PROSPECTUS

THE SERIES INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL AND GROWTH OF INCOME CONSISTENT WITH REASONABLE RISK. PRODUCTION OF CURRENT INCOME IS A SECONDARY CONSIDERATION. THE SERIES SEEKS TO ATTAIN ITS OBJECTIVE BY INVESTING IN A BROAD RANGE OF COMPANIES WHOSE COMMON STOCKS (INCLUDING SECURITIES CONVERTIBLE INTO COMMON STOCKS) ARE SELLING AT ATTRACTIVE PRICES AND THEREFORE REPRESENT FUNDAMENTAL INVESTMENT VALUE. THESE COMPANIES ARE PRIMARILY LARGE-SIZED, BASED ON THE VALUE OF THEIR OUTSTANDING EQUITY SECURITIES. THIS OBJECTIVE MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL ACHIEVE ITS OBJECTIVE.

THE DIRECTORS MAY PROVIDE FOR ADDITIONAL SERIES FROM TIME TO TIME. WITHIN EACH SERIES, THE FREELY TRANSFERABLE SHARES WILL HAVE EQUAL RIGHTS WITH RESPECT TO DIVIDENDS, ASSETS, LIQUIDATION AND VOTING.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND AND THE SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND THE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING DIRECTLY TO THE FUND OR BY CALLING 800-874-3733. ASK FOR PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION.

THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS JANUARY ___, 1996.

PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING DIRECTLY TO THE FUND OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF THE SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE SERIES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                CONTENTS                   PAGE

        1       Investment Objectives        2
        2       Fee Table                    2
        3       Financial Highlights         2
        4       How We Invest                3
        5       Purchases                    4
        6       Shareholder Services         7
        7       Our Management               8
        8       Dividends, Capital Gains
                Distributions and Taxes      8
        9       Redemptions                  9
        10      Performance                  9

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVES
     ---------------------

The investment objective of the Large-Cap Series is growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration.

2    FEE TABLE
     ---------

A summary of the Series' expenses is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



SHAREHOLDER  TRANSACTION  EXPENSES
(AS A PERCENTAGE OF OFFERING  PRICE)
Maximum Sales Load(1) on Purchases
(See  Purchases)                        5.75%
Redemption Fee (See Purchases)          None(2)
------------------------------------------------
ANNUAL  FUND  OPERATING  EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management  Fees (See Our Management)   .____%
12b-1 Fees (See Purchases)              .____%
Other Expenses (See Our Management)     .____%
------------------------------------------------
Total Operating Expenses                .____%
================================================

Example: Assume an annual return of 5% and there is no change in the level of expenses described in the Fee Table. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


        1 year(3)       3 years(3)      5 years(3)      10 years(3)
        $----            $----           $----            $----

(1)  Sales load is referred to as sales charge throughout this Prospectus.

(2) Redemptions of shares on which the Series Rule 12b-1 Plan distribution fee up to 1% has been paid are subject to a 1% contingent deferred reimbursement charge (CDRC), subject to certain exceptions described herein. Although the Plan authorizes the Board of Directors to approve payments up to the limit described in the next paragraph, initially the Board approved the Series to pay Lord Abbett which, in its discretion, retains and/or passes on to authorized institutions (a) this distribution fee up to 1% (with various breakpoints determined based on net asset sales during a year) with respect to three categories of share purchases: (i) $1 million or more, (ii) certain retirement plans and (iii) special mutual fund wrap fee programs and/or (b) an annual service fee (payable quarterly) up to .25% of the average daily net asset value of the Series shares serviced by authorized institutions.

          Under the Plan, the aggregate distribution fee, sales charge and CDRC can not exceed the limit placed on them by the National Association of Securities Dealers, Inc. In general, this means they may not exceed 6.25% of total new gross Series share sales (excluding dividend reinvestme and share exchanges within the Lord Abbett family) plus interest charges on such amount equal to the prime rate plus one percent per annum. The distribution and service fees can not exceed .75% and .25% of 1% per annum of the Series average annual net assets, respectively. See Rule 12b-1 Plan for details.

(3)  Based on total operating expenses described above.

     The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.


3    FINANCIAL HIGHLIGHTS
     --------------------

The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Series Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained upon request, and has been included herein in reliance upon their authority as experts in auditing and accounting.



                                                                           FOR THE PERIOD JUNE 3, 1992
PER SHARE OPERATING                           YEAR ENDED NOVEMBER 30,      (COMMENCEMENT OF OPERATIONS)
PERFORMANCE:                                 1995       1994      1993        TO NOVEMBER 30, 1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $.        $12.33    $10.61              $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     .34       .29                 .12
Net realized and unrealized
gain on investments                                       .65      1.57                 .49
TOTAL FROM INVESTMENT OPERATIONS                          .99      1.86                 .61
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                     (.20)     (.14)                 --
Net realized gain from security transactions             (.33)
NET ASSET VALUE, END OF PERIOD                         $12.79    $12.33              $10.61
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             8.21%    17.72%               6.10%**
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $5,558    $4,086              $2,372
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver                                .00%      .00%                .00%
Expenses, excluding waiver                               1.15%     1.20%                .79%**
Net investment income                                    2.65%     2.44%               1.39%**
Portfolio turnover rate                                 43.85%    74.16%              20.70%
==============================================================================================================

  Net of management fee waiver.
**Not annualized.

4    HOW WE INVEST
     -------------

We invest in primarily common stocks (including securities convertible into common stocks such as investment-grade convertible bonds or convertible-preferred stocks) of large-cap companies defined for these purposes as companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above. Under normal circumstances, at least 65% of the Series total assets will consist of investments made in large-cap companies, determined at the time of purchase. These companies will have good prospects for improvement in earnings trends or asset values. We will invest in companies on the basis of the fundamental economic and business factors (such as government, fiscal and monetary policies, employment levels, demographics, retail sales and market share) which will affect future earnings and which we believe are the primary factors determining the future market valuation of stocks. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. There can be no assurance that stocks selected for our portfolio will appreciate in value or that their dividends will increase or be maintained. In selecting securities for investment, we give more weight to the possibilities of capital growth and growth of income than to current income. In seeking to fulfill our objective, we will invest also in both small and middle-sized companies, as measured by the value of their outstanding stock guided by the policies mentioned herein. Stock prices of such small-sized companies may be more volatile than those of large and middle-sized companies.

By  concentrating  our  research  and  stock  selection  on  companies  that are undervalued or out of current investment favor, our investment portfolio typically will encompass less market risk as measured by its price-to-normal-earnings and price-to-book-value ratios. Our management process results in the sale of stocks that we judge to be overpriced and reinvestment in other securities which we believe offer better values and less market risk.

Our investment portfolio will be diversified among many issuers representing many different industries. The portfolio reflects the collective judgment of the Research Department of Lord, Abbett & Co. (Lord Abbett) as to what securities represent the greatest investment value, regardless of industry sector, market capitalization, or Wall Street sponsorship. At the time of purchase, securities selected for our portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial.

Up to 10% of our net assets (at the time of investment) may be invested in foreign securities (of the type described herein) primarily traded in foreign countries.

For securities in our portfolio with a market value of up to 5% of our gross assets at the time an option is written, we may write covered call options which are traded on a national securities exchange in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities.

We may engage in (a) lending of our portfolio securities to broker-dealers on a secured basis and (b) investing in rights and warrants to purchase securities. We have no present intention to commit more than 5% of gross assets to any one of these two identified practices. The term warrants includes warrants which are not listed on the New York or American Stock Exchanges. Such unlisted warrants may not exceed 2% of the Funds assets.

We may invest in closed-end investment companies if bought in the secondary market with a fee or commission no greater than the customary brokers commission in compliance with the Investment Company Act of 1940. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that we and the closed-end investment company both charge a management fee.

We will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of our gross assets at the lower of cost or market value.

Neither an issuers ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from our portfolio. For temporary defensive purposes, we may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

We may invest up to 15% of our net assets in illiquid securities. Securities determined by the Funds Board of Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A (Rule 144A) will not be subject to this limit, except to the extent necessary to comply with applicable state requirements. Investments by us in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of our liquidity during periods of decreased market interest in such securities. Under Rule144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

We may deal in financial futures transactions with respect to the type of securities described herein, including indices of such securities and options on such financial futures. We will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of our total assets.

RISK FACTORS.  If the Series remains small,  there is risk that  redemptions may
(a) cause portfolio securities to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase. Securities markets of foreign countries in which we may invest (up to 10% of our net assets) generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or reduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, our net asset value may be significantly affected on days when shareholders do not have access to the Series.

Convertible bonds and convertible-preferred stocks tend to be more volatile than straight bonds but less volatile and more income producing than their underlying common stocks.

5    PURCHASES
     ---------

You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett, our exclusive selling agent. Place your order with your investment dealer or send it to the Large-Cap Series of Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum) and Retirement Plans ($250 minimum). Subsequent investments may be made in any amount. (See Shareholder Services.)

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing our net assets by the number of shares outstanding. Securities are valued at market value as more fully described in the Statement of Additional Information.

Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order. The offering price is based on the per-share net asset value next computed after your order is received plus a sales charge as follows:


                              Sales Charge as a         Dealers
                              Percentage of:            Concession
                                                        as a           To Compute
                                             Net        Percentage     Offering
                              Offering       Amount     of Offering    Price, Divide
        Size of Investment      Price        Invested   Price*         NAV by
        Less than $50,000       5.75%        6.10%        5.00%        .9425
        $50,000 to $99,999      4.75%        4.99%        4.00%        .9525
        $100,000 to $249,999    3.75%        3.90%        3.25%        .9625
        $250,000 to $499,999    2.75%        2.83%        2.25%        .9725
        $500,000 to $999,999    2.00%        2.04%        1.75%        .9800
        $1,000,000 or more       No sales charge        1.00%       1.0000

* Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may, from time to time, implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving the imposition of a sales charge. Additional payments may be paid from Lord Abbetts own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Series portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Series that you are eligible at the time of purchase.
     (1) Any purchaser (as described below) may aggregate a purchase in the Series with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Series and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund (LASF),the other series of the Fund if not offered to the general public (LARF) and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in the Series or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchasers intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term purchaser includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse (including the surviving spouse of a deceased director or employee). The terms directors and employees of Lord Abbett also include other family members and retired directors and employees. Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions (mutual fund wrap fee programs), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or such funds on a continuing basis and are familiar with such funds, (f) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares (Redeemed Shares) of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase and (g) through retirement plans under Sections 401(a) and (k) and 408(k) of the Internal Revenue Code with at least 100 eligible employees (retirement plans). Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in (f) above at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

RULE 12B-1 PLAN. We have adopted a Rule 12b-1 Plan (the Plan) which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Series and (b) to sell shares of the Series. Under the Plan, in order to save on the expense of our shareholder meetings and to provide maximum flexibility to the Board of Directors, including a majority of the outside directors who are not interested persons of the Fund as defined in the Investment Company Act of 1940, the Board is authorized to permit fee payments from our assets provided these fees do not exceed the limit on them expressed in the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Under the Plan, as initially authorized by the Board, the Series pays Lord Abbett which, in its discretion, retains and/or passes on to authorized institutions (1) an annual service fee (payable quarterly) up to .25% of the average daily net asset value of the Series shares serviced by authorized institutions and/or (2) a (stepped as follows: 1% of the first $5 million, .55% of the next $5 million. .50% of the next $50 million and .25% over $50 million), on all shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges,
(ii) through retirement plans, or (iii) representing new program purchases through special mutual fund wrap fee programs. Special mutual fund wrap fee programs share one or more characteristics distinguishing them, in the opinion of Lord Abbett, from regular mutual fund wrap fee programs such as, for example, no fee is charged to clients which is economically equivalent to such distribution fee and/or the programs are involved with retirement plans permitting participant self direction with respect to investments. Regular mutual fund wrap fee programs are not eligible for such a distribution fee. Institutions and persons permitted by law to receive such fees are authorized institutions.

Holders of shares on which the 1% sales distribution fee has been paid will be required to pay to the Series a contingent deferred reimbursement charge (CDRC) of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made (a) for redemptions by retirement plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess deferral contribution and (b) for special mutual fund wrap fee programs which qualify in the discretion of Lord Abbett.) If the shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

6    SHAREHOLDER SERVICES
     --------------------

We offer the following shareholder services:
     TELEPHONE EXCHANGE PRIVILEGE: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF, LASF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, Eligible Funds).

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each funds net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN: Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including
Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

All  correspondence  should be directed to the  Large-Cap  Series of Lord Abbett
Research   Fund,   Inc.  (P.O.  Box  419100,   Kansas  City,   Missouri   64141;
800-821-5129).

7    OUR MANAGEMENT
     --------------

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $18 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides the Fund with investment management services and executive and other personnel, pays the remuneration of our officers and of our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to fifteen other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Robert
G. Morris, Lord Abbett partner, is primarily responsible for the day-to-day management of the Fund since 1996, although he has been involved with the Funds management since inception. Prior to joining Lord Abbett in 1991, Mr. Morris was Vice President and Manager of Chase Manhattan Bank, N.A. E. Wayne Nordberg, Lord Abbett partner for over five years, was primarily responsible for such day-to-day management before Mr. Morris and since the Funds inception. Mr. Nordberg delegated (and Mr. Morris will continue to delegate) management duties to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee, who also may be officers of the Fund, have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value, regardless of industry sector, market capitalization or Wall Street sponsorship.

We are obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of .75%. For the fiscal year ended November 30, 1995, Lord Abbett waived $______ of its management fee and assumed $________ of expenses. Due to such waiver, the effective fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of zero percent for such period. This effective fee would have been at the annual rate of .____% had Lord Abbett not waived its management fee. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our ratio of expenses, including management fee expenses, to average net assets for such fiscal year was zero percent. This expense ratio would have been 1.15% had Lord Abbett not waived its management fee and paid all other expenses of the Fund.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
     ------------------------------------------------

Dividends from taxable net investment income may be taken in cash or reinvested in additional shares at net asset value (without a sales charge) and may be paid to shareholders quarterly in March, June, September and December.

If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in December and may be taken in cash or reinvested in more shares at net asset value without a sales charge.

Supplemental dividends and distributions also may be paid in December. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as capital gains dividends will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Provisions of the Contract with America Tax Relief Act of 1995, that were pending in Congress as of the date of this Prospectus, would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9    REDEMPTIONS
     -----------

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited redemption procedures described above to redeem shares directly, send your request to the Large-Cap Series of Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor.

Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

10   PERFORMANCE
     -----------

[SPACE FOR (i) PERFORMANCE DISCUSSION TO BE EXCERPTED FROM THE ANNUAL REPORT TO SHAREHOLDERS FOR 11/30/95 AND (ii) PERFORMANCE CHART.

TOTAL RETURN. Total return data may, from time to time, be included in advertisements about the Series. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

See Past Performance in the Statement of Additional Information for a more detailed discussion of the computation of the Series total return.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

INVESTMENT MANAGER Lord, Abbett & Co.

The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203

212-848-1800

CUSTODIAN

The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand

Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.

P.O. Box 419100
Kansas City, Missouri 64141

800-821-5129

AUDITORS

Deloitte & Touche LLP

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                            JANUARY __, 1996

                                  LORD ABBETT
                              RESEARCH FUND, INC.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated January __, 1996.

Large-Cap Series (the "Series" or "we") is a diversified separate series of Lord Abbett Research Fund, Inc. (sometimes referred to as the "Fund") which was incorporated under Maryland law on April 6, 1992. Our authorized capital stock consists of a single class of 50,000,000 shares, $.001 par value. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett.

                           TABLE OF CONTENTS                     PAGE

                1.       Investment Objective and Policies         2

                2.       Directors and Officers                    5

                3.       Investment Advisory and Other Services    7

                4.       Portfolio Transactions                    8

                5.       Purchases, Redemptions
                         and Shareholder Services                  9

                6.       Past Performance                          13

                7.       Taxes                                     13

                8.       Information About The Fund                14

                9.       Financial Statements                      14

                                       1.
                       Investment Objectives and Policies

Fundamental Investment Restrictions. The Series' investment objective and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, we are subject to the following fundamental investment restrictions which cannot be changed for the Series without the approval of the holders of a majority of the Series' respective shares. The Series may not: (1) borrow money (except that (i) the Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or, to the extent permitted by the Series' investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Series' prospectus and statement of additional information, as they may be amended from time to time; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry
(excluding securities of the U.S. Government, its agencies and instrumentalities);or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Series may not: (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Directors, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) invest in securities issued by other investment companies as defined in the Act, except as permitted by the Act; (4) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Series may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Series' net assets at the time of investment; (5) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (6) invest in warrants, valued at the lower of cost or market, to exceed 5% of the Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets; or (7) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

For the year ended November 30, 1995, the portfolio turnover rate was ______% versus 43.85% for the prior year.

LENDING OF PORTFOLIO SECURITIES

Although we have no current intention of doing so in the foreseeable future, we may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. We will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of the Series' gross assets.

OTHER INVESTMENT RESTRICTIONS (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER
APPROVAL)

COVERED CALL OPTIONS

As stated in the Prospectus, we may write covered call options on securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we otherwise might have sold to protect against depreciation. We don't intend to write covered call options with respect to securities with an aggregate market value of more than 5% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

RIGHTS AND WARRANTS

We may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the NYSE or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

GENERAL. We may engage in options and financial futures transactions in accordance with our investment objective and policies. Although we are not currently employing such options and financial futures transactions, we may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. We may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. We will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by our outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by us would exceed 50% of our total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. We will incur brokerage fees when we purchase or sell contracts and will be required to maintain margin deposits. At the time we enter into a futures contract, it is required to deposit with our custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce our return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. We may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. We would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event we intend to hedge (or protect) against not materialize, however, the option may expire worthless, in which case we would lose the premium paid therefor.

                                       2.
                             Directors and Officers

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Investment Company Act of 1940 (the "Act") as amended, and as such , may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Ronald P. Lynch, age 60, Chairman and President
Robert S. Dow, age 50, President
Thomas S. Henderson, age 64, Vice President

The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                          For the Fiscal Year Ended November 30, 1995
                          ----------------------------------------------------------------
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and               to be Paid by the      Accrued by the Fund and
                           Compensation        Fifteen Other Lord     Fund and Fifteen       Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the Fund 1          Funds                  sponsored Funds2       Funds3
------------------         ------------        -------------------    --------------------   -------------------------
E. Thayer Bigelow 4         $                   $                      $                      $

Stewart S. Dixon 4          $                   $                      $                      $

John C. Jansing 4           $                   $                      $                      $

C. Alan MacDonald 4         $                   $                      $                      $

Hansel B. Millican, Jr. 4   $                   $                      $                      $

Thomas J. Neff 4            $                   $                      $                      $

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund for the fiscal year ended November 30, 1995 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments through the end of such year, were as follows: Mr. Bigelow, $__ ; Mr. Dixon, $______; Mr. Jansing, $______; Mr. MacDonald, $_____; Mr.
   Millican, $______ and Mr. Neff, $______.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended November 30, 1995 with respect to the retirement benefits in column 4.





3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

4. Messrs. Bigelow, Dixon, Jansing and MacDonald, outside directors, and Messrs. Dow and Henderson, inside directors, were elected as directors of the Fund on _________________, 1995. Messrs. Millican and Neff, outside directors, and Mr. Lynch, inside director have been Fund directors since its inception.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: William T. Hudson, age 53, Executive Vice President; Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen
I. Allen, age 41; Daniel E. Carper, age 43; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51, E. Wayne Nordberg, age 57; John J. Gargana, Jr., age 63; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 62; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of January 1, 1996 our officers and directors as a group owned less than _____% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Series' average daily net assets. For the fiscal years ended November 30, 1995, 1994, and 1993, respectively, this management fee was waived by Lord Abbett and, except for this waiver, would have amounted to $______, $33,861 and $_______, respectively.

We are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the fiscal years ended November 30, 1995, 1994 and 1993, respectively, Lord Abbett, although not obligated to, voluntarily assumed the above-mentioned expenses which, if not so assumed, would have amounted to $_________, $________ and $_________, respectively.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BONY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to therm of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.

For the fiscal years ended November 30, 1993, 1994 and 1995, we paid total commissions to independent broker-dealers of $14,055, $8,033 and $_________, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day is a day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our shares on November 30, 1995 was computed as follows: Net asset value per share (net assets divided by shares outstanding)....................................................$_____

Maximum offering price per share (net asset
value divided by .9425)...................................................$_____

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts. Prior to the distribution agreement, the Fund acted as the distributor of its own shares pursuant to the provisions of Section 10(d) of the Act. Since our shares were sold at net asset value, there were neither gross sales charges, amounts allowed to dealers, nor net commissions received by Lord Abbett for the fiscal years ended November 30, 1995, 1994 and 1993.

As described in the Prospectus, the Series has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. In adopting the Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Series and its shareholders. The expected benefits include greater sales and lower redemptions of Series shares, which should allow the Series to maintain a consistent cash flow, and a higher quality of service to shareholders by dealers than would otherwise be the case. All amounts received under the Plan are for retention by, or payments to, institutions or persons permitted by law to receive such payments for (i) providing continuous services to the Series' shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Series.

The Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Fund's Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Series' outstanding voting securities and the approval of a majority of the Fund's directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of a majority of the Series' outstanding voting securities.

As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

 The CDRC is received by the Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in the Series. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of Lord Abbett Tax-Free Income Fund, Inc. and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect) have instituted a CDRC. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF will not pay a 1% sales distribution fee pursuant to a Rule 12b-1 Plan on purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions), (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred, (iv) from a retirement plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess deferral continuations or (v) for special mutual fund wrap fee programs (as defined in the Prospectus). In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), the other series of the Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment. Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds, (f) subject to appropriate documentation, through a securities dealer where the mount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase and (g) through retirement plans under Sections 401 (a) and (k) and 408(k) of the Internal Revenue Code with at least 100 eligible employees ("retirement plans"). Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in (f) above at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Series being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in such other funds have the same right to exchange their shares for the Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Series and/or any other Eligible Series is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Series computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

Using the method to compute average annual compounded total return described above, for the one year ended, and the life-of-series periods (from commencement of operations on June 3, 1992 through) November 30, 1995 assuming a $1,000 investment at the beginning of the period, the average annual rate of total return of the Series amounted to ___% and ___8% and the redeemable values were $_____ and $_____, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                     Taxes

The value of any shares redeemed by the Series or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Series. Such transactions may increase the amount of short-term capital gain realized by the Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options. As described in the Prospectus under "How We Invest - Risk Factors," the Series may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Series shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Series.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Series purchases shares in certain foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Series or its shareholders in respect to deferred taxes arising from such distributions or gains.

If the Series were to invest in a passive foreign investment company with respect to which the Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing series, even if such amount were not distributed to the Series.

Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended November 30, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Series Shareholders of Lord Abbett Research Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C            OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

          (a) Financial Statements

          Part  A  -   Financial   Highlights   for  the  period  June  3,  1992
          (commencement of operations) to November 30, 1992 and for the years ended November 30, 1993,1994 and 1995.*****

          Part B - Statement of Net Assets at November 30, 1995.***** Statement of Operations for the year ended November 30, 1995.***** Statement of Changes in Net Assets for the years ended November 30, 1994 and 1995.*****

          (b)  Exhibits -

          99.B1      Articles of Incorporation*
          99.B2      By-Laws*
          99.B5      Management Agreement between Registrant and Lord, Abbett
                     & Co.*
          99.B6      Form of Distribution Agreement between Registrant and
                     Lord, Abbett & Co.**
          99.B7      Retirement Plan for Non-interested Person Directors and
                     Trustees of Lord Abbett Funds.***
          99.B8      Global Custody Agreement*
          99.B9      Agreement between Registrant and Transfer Agent*
          99.B10     Opinion and Consent of Counsel*
          99.B11     Consent of Deloitte & Touche LLP*****
          99.B13     Subscription Agreement*
          99.B14     Lord Abbett Prototype Retirements Plans****
                        (1)  401(k)
                        (2)  IRA
                        (3)  403(b)
                        (4)  Profit-Sharing, and
                        (5)  Money Purchases
           99.B15     Form of Rule 12b-1 Plan **
           99.B16     Total Return and Yield Computations.*****
           27         Financial Data Schedule Under Rule 483*****

           *         Previously filed
           **        Filed herewith.
           ***       Incorporated by reference to Post-Effective Amendment No.
                     7 to the Registration Statement (on Form N1-A) of Lord
                     Abbett Equity Fund (File No. 811-6033).
           ****      Incorporated by reference to Post-Effective Amendment No.
                     6 to the Registration Statement (on Form N1-A) of Lord
                     Abbett Securities Trust (File No. 811-7538).
           *****     To be filed.

 Exhibit   items  from  Form  N-1A  not   mentioned  are  not applicable.

Item 25. Person Controlled by or Under Common Control with Registrant

                  None.

Item 26.          Number of Record Holders of Securities

                  As of September 30, 1995 - 157


Item 27. Indemnification

     Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

     The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

     In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

     Lord, Abbett & Co. acts as investment advisor for seventeen, other open-end investment companies (of which it is principal underwriter for fifteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.


Item 29. Principal Underwriter

         (a)      Affiliated Fund, Inc.
                  Lord Abbett U. S. Government Securities Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Value Appreciation Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett California Tax-Free Income Fund, Inc.
                  Lord Abbett Fundamental Value Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett U.S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust

                  Investment Advisor

                  American Skandia Trust (Lord Abbett Growth and
                  Income Portfolio)

         (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal                Positions and Offices
                  Business Address (1)              with Registrant

                  Ronald P. Lynch                   Chairman
                  Robert S. Dow                     President
                  Kenneth B. Cutler                 Vice President & Secretary
                  Thomas S. Henderson               Vice President
                  Stephen I. Allen                  Vice President
                  Daniel E. Carper                  Vice President
                  Robert G. Morris                  Vice President
                  E. Wayne Nordberg                 Vice President
                  John J. Walsh                     Vice President

             (1) Each of the above has a principal business address
                 767 Fifth Avenue, New York, NY 10153

                 (c)     Not applicable

Item 30.     Location of Accounts and Records

             Registrant maintains the records,  required by Rules 31a - 1(a) and
             (b), and 31a - 2(a) at its main office.

             Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

              Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.     Management Services

             None

Item 32.     Undertakings

              The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of November, 1995

                                      LORD ABBETT RESEARCH FUND, INC.


                                        By  /s/ Ronald P. Lynch
                                               Ronald P. Lynch,
                                              Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                    Chairman of the Board
 /s/  Ronald P. Lynch                   and Director
Ronald P. Lynch                           (Title)                 11/29/95


/s/ Hansel B. Millican                    Director
Hansel B. Millican                        (Title)                 11/29/95

                                    Vice President and
 /s/ John J. Gargana, Jr.           Chief Financial Officer
John J. Gargana, Jr.                      (Title)                 11/29/95


/s/ Thomas J. Neff                        Director
Thomas J. Neff                            (Title)                 11/29/95

                                 EXHIBIT INDEX

Exhibit
No.                 Description
-------             -----------

EX-99.B6            Distribution Agreement
EX-99.B15           12-b1 Plan

                                                                 EXHIBIT 99.B6